Fixed Assets and Intangible Assets, Net	12 Months Ended
Dec. 31, 2015
Fixed Assets and Intangible Assets, Net [Abstract]
Fixed Assets and Intangible Assets, Net

8. Fixed Assets and Intangible Assets, Net

Fixed assets and intangible assets, net consisted of the following on December 31, 2015 and December 31, 2014:

	December 31,	December 31,
	2015	2014
Computer equipment	$260,355	$256,610
Furniture and fixtures	98,160	142,856
Leasehold improvements	21,026	382,376
Software	10,968	10,968
Website domain name	139,025	124,938
Website costs	40,500	40,500
Equipment under capital leases	218,605	218,605
Total fixed assets and intangible assets	788,639	1,176,853
Less: Accumulated depreciation and amortization	(401,022)	(613,730)
Total fixed assets and intangible assets, net	$387,617	$563,123

Depreciation and amortization expense for the year ended December 31, 2015 was $167,161, as compared to $181,675 for the year ended December 31, 2014. The Company only holds fixed assets in the United States.

As of December 31, 2015 and 2014, the Company held equipment under capital leases in the gross amount of $218,605 net of accumulated amortization of $80,647 and $7,779, respectively. Amortization expense for the capital leases for the year ended December 31, 2015 was $72,868, as compared to $7,779 for the year ended December 31, 2014.

During March 2015, the Company disposed of fixed assets, primarily consisting of leasehold improvements and furniture and fixtures, in connection with the relocation of the Company’s corporate headquarters. The net loss on the disposal of the fixed assets for the year ended December 31, 2015 was $79,628.

Amortization expense to be recorded as it relates solely to the Company’s intangible assets as of December 31, 2015 is approximately $8,390 per year through 2024.